UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 30, 2007

Familymeds Group, Inc.
(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032-1968
(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 676-1222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Other Events.

On March 30, 2007, Familymeds Group, Inc. announced that the shareholders voted for the approval of each of the proposals as set forth in the proxy statement filed by the company with the Securities and Exchange Commission on March 12, 2007. Shareholders voted to approve the sale of a majority of pharmacy assets to Walgreen Co. and Walgreen Eastern Co. Inc. Shareholders also voted to approve and adopt a plan of complete liquidation and dissolution of the company and the transactions contemplated thereby pursuant to which the Company will be dissolved and liquidated. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FAMILYMEDS GROUP, INC.

By: /s/Edgardo A. Mercadante
Edgardo A. Mercadante, Chief Executive Officer, President and Chairman of the Board

Dated: April 2, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated March 30, 2007